Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the non-GAAP financial measures as supplemental metrics to assist readers. Definitions of the non-GAAP financial measures are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). The Company presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes special items and impairment charges and other.

The Company classifies restructuring charges, acquisition integration charges and certain litigation and other items as special items. A restructuring activity is a program whereby the Company fundamentally changes its operations such as closing facilities, moving a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. Restructuring charges include employee-related costs, facility exit and other costs and asset impairments.

Acquisition integration charges include costs to integrate acquired companies. Acquisition integration charges include employee-related costs, asset impairments and other exit costs, in-process research and development costs and other integration costs.

The Company recognizes income from the favorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters as special items on the consolidated financial statements when the associated cash or assets are received. Generally, expenses due to the unfavorable outcome of legal settlements, judgments or other resolution of legal and regulatory matters (“litigation settlement losses”) are charged to the segment to which the matter relates and, as a result, are classified as selling, general and administrative expense on the Company’s consolidated financial statements. In certain circumstances, significant litigation settlement losses are classified in special items on the consolidated statement of earnings. Factors considered in determining whether a particular litigation settlement loss should be classified in special items include the nature of the matter (i.e., significant matters that are infrequent, non-recurring or unusual in nature are classified as special items), the age of the matter and the pervasiveness of the matter to the entire organization. The Company also classifies legal fees and document preservation and production costs incurred in connection with the previously-disclosed SEC investigation and related Audit Committee internal review and related matters as special items.

Asset impairments and gains and losses from the sale of assets not eligible to be classified as special items or discontinued operations are classified within impairment charges and other within the consolidated statements of earnings.

For further discussion of items classified as special items and impairment charges and other, see the notes to the consolidated financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

Management uses non-GAAP operating earnings to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry,

management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using this non-GAAP measure is that the measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with operating earnings (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). The Company presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes special items, net of tax, and impairment charges and other, net of tax. See the discussion of special items and impairment charges and other above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairment charges and other classifications.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring activities, integrating acquisitions, significant litigation settlements, asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with earnings from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes special items, net of tax, from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. Due to the classification of the Company’s former Pharmaceutical Technologies and Services segment (“PTS”) as discontinued operations during the second quarter of fiscal 2007, for the three months ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes a gain of $679.5 million on the sale of PTS recorded, net of tax, in discontinued operations. For the fiscal years ended June 30, 2008 and 2007, the numerator in calculating this non-GAAP financial measure also excludes a loss of $7.6 million and a gain of $1,072.4 million, respectively, on the sale of PTS recorded, net of tax, in discontinued operations. The adjustments related to the PTS sale for each of the three months ended June 30, 2007 and the fiscal years ended June 30, 2008 and 2007 are referred to hereinafter as the “PTS Adjustments.”

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring activities, integrating acquisitions and significant litigation settlements. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS Adjustments are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS Adjustments.

Non-GAAP return on invested capital. The Company presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes special items, net of tax, from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. The numerator in calculating this non-GAAP financial measure also excludes interest expense and other, net of tax, because invested capital includes both debt and equity. Due to the classification of the Company’s former PTS segment as discontinued operations during the second quarter of fiscal 2007, the numerator in calculating this non-GAAP financial measure also excludes the PTS Adjustments.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring activities, integrating acquisitions and significant litigation settlements. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS Adjustments are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS Adjustments.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes special items from the denominator of the calculation and the tax effect of special items from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. Management uses this non-GAAP measure to evaluate the Company’s performance because special items may be taxed differently than other items.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because special items may have a different tax impact than other items.

Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be lower than the most comparable GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.

Clinical Technologies and Services segment and Medical Products and Technologies segment combined revenue and segment profit and presentations derived from them (growth rate calculations). The Company presents the non-GAAP financial measures “Clinical Technologies and Services segment and Medical Products and Technologies segment combined revenue and segment profit” and presentations derived from them. These non-GAAP financial measures are calculated by adding together revenue and segment profit for each segment as reported in the notes to the Company’s consolidated financial statements. Information about interest income and expense and income taxes is not provided at the segment level. In addition, special items, impairment charges and other and costs associated with certain strategic investments that require the approval of executive management are not allocated to the segments. Further, segment profit does not reflect the elimination of revenue and profit on inter-segment sales.

Management uses these non-GAAP measures to monitor the operating performance of the Clinical and Medical Products sector and compare their results with other businesses with similar operations. The businesses within the Clinical and Medical Products sector have revenue and profit characteristics that contrast with the high revenue and low margin characteristics of the Company’s businesses comprising the Healthcare Supply Chain Services sector.

The limitation associated with using these non-GAAP measures is that these measures are not necessarily representative of the financial results that would have been obtained if the businesses had been operated as a single segment and do not represent the financial results that will be obtained under the new Clinical and Medical Products reportable segment. This limitation is best addressed by evaluating these non-GAAP measures on a historical basis and in combination with Clinical Technologies and Services segment revenue and segment profit and Medical Products and Technologies segment revenue and segment profit (the most comparable GAAP measures). Management believes that investors may find these non-GAAP measures useful to evaluate the Company’s performance on a sector basis comprising businesses that have revenue and profit characteristics that contrast with the high revenue and low margin characteristics of the Company’s businesses comprising the Healthcare Supply Chain Services sector.

Clinical Technologies and Services segment revenue growth rate excluding Pharmacy Services revenue. The Company presents the non-GAAP financial measure “Clinical Technologies and Services segment revenue growth rate excluding Pharmacy Services revenue.” This non-GAAP financial measure excludes revenue from this segment’s Pharmacy Services business that provides outsourced hospital pharmacy management services. Management uses this non-GAAP measure to evaluate the revenue growth trends of the higher growth businesses within the Clinical Technologies and Services segment. Although the Pharmacy Services business constitutes a substantial percentage of this segment’s revenue, it is more mature and slower growing than the segment’s other businesses and its results may obscure revenue trends in other businesses within this segment. Thus, management finds it useful to exclude Pharmacy Services revenue when reviewing revenue growth and trends for the segment.

The limitation associated with using this non-GAAP measure is that it is not representative of revenue and revenue growth for the entire Clinical Technologies and Services segment. This limitation is best addressed by using this non-GAAP measure in combination with Clinical Technologies and Services segment revenue (the most comparable GAAP measure). Management believes that investors may find it useful to evaluate Clinical Technologies and Services revenue excluding Pharmacy Services revenue when reviewing the segment’s performance because its revenue may obscure revenue trends in other businesses within this segment.